Exhibit 10.3

IEC ELECTRONICS CORP.
AND
COUNTY OF MONROE INDUSTRIAL DEVELOPMENT AGENCY
TO
MANUFACTURERS AND TRADERS TRUST COMPANY
(a/k/a M&T BANK)

MORTGAGE

$3,720,000.00
Dated as of March 1, 2021

Premises: 50 and 50R Jet View Drive,
Rochester, New York

M&T Bank, 2020

MORTGAGE

Date: March 1, 2021

Mortgagor: IEC ELECTRONICS CORP., a Delaware corporation, with a principal place of business at 105 Norton Street, Newark, New York 14513 (“Borrower”) and COUNTY OF MONROE INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation of the state of New York with offices at 50 West Main Street, Suite 1150, Rochester, New York 14614 (“Agency”, and together with Borrower, collectively, “Mortgagor”).

Mortgagee: MANUFACTURERS AND TRADERS TRUST COMPANY (a/k/a M&T BANK), a New York banking corporation having offices at One M&T Plaza, Buffalo, New York 14203, Attn: Office of General Counsel (“Mortgagee”).

    WITNESSETH, to secure (a) the payment of an indebtedness in the principal sum of THREE MILLION SEVEN HUNDRED TWENTY THOUSAND AND NO/100 Dollars ($3,720,000.00), lawful money of the United States, together with interest thereon and other charges with respect thereto, as evidenced by the Mortgage Secured Term Loan Note (as such term is defined in the Credit Agreement) (hereafter, the “Note”), (b) the obligations of Borrower under the Note, (c) the Obligations (as such term is defined in the Credit Agreement), and (d) if the Note is guaranteed by Borrower, to the extent of such principal sum and such interest and other charges, such guaranty (the “Guaranty”), Mortgagor hereby mortgages to Mortgagee, as continuing and collateral security for the payment of any and all indebtedness, liabilities and obligations of Mortgagor (“Debtor”) to Mortgagee, now existing or which may hereafter arise pursuant to or in connection with (as further described below) the Note, the Obligations, the Guaranty, this Mortgage or any amendments, renewals, extensions, modifications or substitutions of the Note, the Obligations, the Guaranty or this Mortgage (collectively, the “Indebtedness”), the premises described on the attached Schedule A.

TOGETHER with all buildings, structures and other improvements now or hereafter erected, constructed or situated upon said premises, and all now owned and hereafter acquired fixtures and equipment and other goods, as-extracted items, and timber to be cut (as such terms and categories may be defined or described in the UCC (as defined herein)) now or hereafter affixed to, or used in connection with, said premises and any and all replacements of, substitutions for, and additions to the foregoing, all of which shall be deemed to be and remain and form a part of said premises and are covered by the lien of this Mortgage (said premises, buildings, structures, other improvements, fixtures and equipment and other goods, as-extracted items and timber to be cut, and all proceeds, products, rents, issues, profits and accounts arising therefrom, being collectively referred to as the “Premises”),

TOGETHER with all strips and gores of land adjoining or abutting the Premises,

TOGETHER with all right, title and interest of Mortgagor in and to all streets, alleys, highways, waterways and public places open or proposed in front of, running through or adjoining the Premises, and all easements and rights of way, public and private, now or hereafter used in connection with the Premises,

TOGETHER with all tenements, hereditaments and appurtenances and all the estate and rights of Mortgagor in and to the Premises,

TOGETHER with all awards heretofore or hereafter made by any federal, state, county, municipal or other governmental authority, or by whomsoever made in any condemnation or eminent domain proceedings whatsoever, to the present or subsequent owners of the Premises or any portion thereof, for the acquisition for public purposes of the Premises or any portion thereof or any interest therein or any use thereof, or for consequential damages on account thereof, including any award for any change of grade of streets affecting the Premises or any portion thereof and any award for any damage to the Premises or any portion thereof or any interest therein or any use thereof,

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TOGETHER with all licenses and permits used or required in connection with the use of said Premises, all leases and sales contracts of said Premises now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including without limitation, cash or securities deposited thereunder pursuant to said leases or sales contracts, and all rents, issues, proceeds, and profits accruing from said Premises and together with all proceeds of the conversion, voluntary or involuntary of any of the foregoing into cash or liquidated claims, including without limitation, proceeds of insurance and condemnation awards,

EXCEPTING FROM THE ABOVE the Unassigned Rights, as set forth in that certain Leaseback Agreement dated as of February 1, 2021 by and between Agency, as sublessor, and Borrower, as sublessee (as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, the “Leaseback Agreement”),

PROVIDED, HOWEVER, if, now or in the future, any of the obligations secured pursuant to any security interest or lien created by this instrument include any Special Flood Zone Loan, then the following shall apply: any such Special Flood Zone Loan shall not be secured pursuant to any security interest or lien created by this instrument in personal property that would constitute "contents" located within Flood Zone Improvements securing such Special Flood Zone Loan, where, for purposes of the foregoing, “Flood Zone Improvements” means any "improved" real property that is located within a Special Flood Hazard Area, a “Special Flood Zone Loan” means a loan, line of credit or other credit facility which is secured by Flood Zone Improvements, and the terms "improved" real property, “Special Flood Hazard Area,” and “contents” shall have the meaning ascribed to them by the Flood Disaster Protection Act of 1973, 42 U.S.C. § 4001 et seq., and implementing regulations, 44 C.F.R. Parts 59 et seq., and/or the Federal Emergency Management Agency, all as may be amended from time to time.

MORTGAGOR COVENANTS WITH MORTGAGEE SO LONG AS THIS MORTGAGE IS IN EFFECT AS FOLLOWS:

1.    INDEBTEDNESS. The Indebtedness shall be paid as provided in the Note or Guaranty, as the case may be, and as provided herein. Additionally, Mortgagor acknowledges and agrees that any amounts now or hereafter due and owing from Borrower (or Debtor) to Mortgagee arising from or in connection with any interest rate swap agreement, now existing or hereafter entered into between Borrower (or Debtor) and Mortgagee, and any costs incurred by Mortgagee in connection therewith, including, without limitation, any interest, expenses, fees, penalties or other charges associated with any obligations undertaken by Mortgagee to hedge or offset Mortgagee’s obligations pursuant to such swap agreement, or the termination of any such obligations, shall be (i) deemed additional interest and/or a related expense (to be determined in the sole discretion of Mortgagee) due in connection with the principal amount of the Indebtedness secured by this Mortgage, (ii) included (in the manner described above) as part of the Indebtedness secured by this Mortgage, and secured by this Mortgage to the full extent thereof, and (iii) included in any judgment in any proceeding instituted by Mortgagee or its agents against Mortgagor for foreclosure of this Mortgage or otherwise, provided however, that the maximum amount secured by this Mortgage does not, and shall not under any circumstances, exceed $3,720,000.

2.    INSURANCE. Borrower shall keep the Premises insured against each risk to which the Premises may from time to time be subject (including fire, vandalism and other risks covered by all risk insurance; if requested by Mortgagee, earthquake; if the Premises or any portion thereof are located in an area identified as an area having special flood hazards and in which flood insurance has been made available, flood; and loss of rents by reason of such risks) for the benefit of Mortgagee. Such insurance shall be provided in such amounts, for such periods, in such form, with such special endorsements, on such terms and by such companies and against such risks as shall be reasonably satisfactory to Mortgagee. Without limiting the generality of the preceding two sentences, each policy pursuant to which such insurance is provided shall contain a mortgagee clause, in form and substance reasonably satisfactory to Mortgagee, (a) naming Mortgagee as mortgagee and (b) providing that (i) all moneys payable pursuant to such insurance shall be payable to Mortgagee, subject to Rider A attached hereto, (ii) such insurance shall not be affected by any act or neglect of Mortgagor or Mortgagee, any occupancy, operation or use of the Premises or any portion thereof for purposes more hazardous than permitted by the terms of such policy, any foreclosure or other proceeding or notice of sale relating to the Premises or any portion thereof or any change in the title to or ownership of the Premises or any portion thereof and (iii) such policy and such mortgagee clause may not be canceled or amended except upon thirty (30) days’ prior written notice to Mortgagee. Mortgagor hereby assigns and shall deliver each policy pursuant to which any such insurance is provided to Mortgagee. The acceptance by Mortgagee of such policies from Mortgagor shall not be deemed or construed as an approval by Mortgagee of the form, sufficiency or amount of such insurance. Mortgagee does not in any way represent that such insurance, whether in scope or coverage or limits of coverage, is adequate or sufficient to protect the business or interest of Mortgagor. In the event of the foreclosure of this Mortgage, or a transfer of title to the Premises in extinguishment of the Indebtedness, all right, title and interest of

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Mortgagor in and to any such policies then in force shall pass to the purchaser or grantee of the Premises. All the provisions of this Section 2 and any other provisions of this Mortgage pertaining to insurance which may be required under this Mortgage shall be construed with Section 254, Subdivision 4 of the New York Real Property Law, but, said Section 254 to the contrary notwithstanding, Mortgagor consents that Mortgagee may, subject to Rider A attached hereto, without qualification or limitation by virtue of said Section 254, retain and apply the proceeds of any such insurance in satisfaction or reduction of the Indebtedness, whether or not then due and payable, or it may pay the same, wholly or in part, to any Mortgagor for the repair or replacement of the Premises or for any other purpose satisfactory to Mortgagee, without affecting the lien of this Mortgage for the full amount of the Indebtedness before the making of such payment. Notwithstanding the foregoing, in the event of a loss, the nature of which is covered by the insurance required pursuant to this Section 2, or in the event of a condemnation or taking of any portion of the Premises as a result of any exercise of the powers of eminent domain, unless an Event of Default (as defined in Section 27 of this Mortgage) has occurred and is then existing beyond any applicable notice, grace and cure periods, (a) in the event the insurance proceeds or taking award is $100,000 or less, such insurance proceeds or award shall be paid directly to Mortgagor and Mortgagor shall apply such insurance proceeds or award to restore, repair, replace or rebuild the Premises in accordance with all legal requirements and to be of at least equal value and of substantially the same character as prior to such damage or destruction and in no event shall such work exceed ninety (90) days from the date of the event of loss and (b) in the event the insurance proceeds or taking award is more than $100,000 Mortgagor may, in its sole discretion, elect either (i) to retain and apply the proceeds of any such insurance in satisfaction or reduction of the Indebtedness, or (ii) require that Mortgagor utilize such insurance proceeds or award to restore the Premises in accordance with all legal requirements and to be of at least equal value and of substantially the same character as prior to such damage or destruction, and in the event of the foregoing clause (ii), (A) the Premises shall be restored by Mortgagor within ninety (90) days from the date of the event of loss, and (B) Mortgagor agrees that such proceeds or award shall be disbursed in accordance with Mortgagee’s standard policies and procedures that apply with respect to building loan transactions. If Mortgagor or Mortgagee applies any insurance proceeds or award in reduction of the Indebtedness, there shall be no prepayment premium required with respect to the insurance proceeds or award so applied.

3.    ALTERATIONS, DEMOLITION OR REMOVAL. Unless done in the ordinary course of Mortgagor’s business no building, structure, other improvement, fixture or equipment or other personal property constituting any portion of the Premises shall be removed, demolished or substantially altered without the prior written consent of Mortgagee, which such consent shall not be unreasonably withheld, conditioned or delayed.

4.    WASTE AND CHANGE IN USE. No Mortgagor shall commit any waste on the Premises or make any change in the use of the Premises which may in any way would reasonably be expected increase any ordinary fire, environmental or other risk arising out of construction or operation.

5.    MAINTENANCE AND REPAIRS. Borrower shall keep and maintain all buildings, structures, other improvements, fixtures and equipment and other personal property constituting any portion of the Premises and the sidewalks and curbs abutting the Premises in good order and rentable and tenantable condition and state of repair. In the event that the Premises or any portion thereof shall be damaged or destroyed by fire or any other casualty, or in the event of the condemnation or taking of any portion of the Premises as a result of any exercise of the power of eminent domain, Borrower shall promptly restore, replace, rebuild or alter the same as nearly as possible to the condition immediately prior to such fire, other casualty, condemnation or taking without regard to the adequacy of any proceeds of any insurance or award received, subject to Rider A attached hereto. Mortgagor shall give prompt written notice to Mortgagee of any such damage or destruction or of the commencement of any condemnation or eminent domain and such proceeds or award received shall be disbursed in accordance with Section 2 hereof.

6.    EXISTENCE AND AUTHORITY. Mortgagor represents and warrants, and continues to represent and warrant as long as this Mortgage is in effect, as follows: (a) If Mortgagor is not a natural person (e.g., corporation, partnership, limited liability company, etc.), it is duly organized, validly existing and in good standing under the laws of the above-named state of organization and will do all things necessary to preserve and keep in full force and effect the existence, franchises, rights and privileges of Mortgagor as the type of business entity it was as of the date of this Mortgage, under the laws of the state of its organization; (b) Mortgagor has the full power and authority to grant the mortgage lien hereunder and to execute, deliver and perform its obligations in accordance with this Mortgage; (c) the execution and delivery of this Mortgage will not (i) violate any applicable law of any governmental authority or any judgment or order of any court, other governmental authority or arbitrator; (ii) violate any agreement to which Mortgagor is a party; or (iii) result in a lien or encumbrance on any of its assets (other than the mortgage lien hereunder); (d) Mortgagor’s certificate of incorporation, by-laws, partnership agreement, articles of organization or other organizational or governing documents (“Governing Documents”) do not prohibit any term or condition of this Mortgage; (d) each authorization, approval or consent from, each registration and filing with, each

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declaration and notice to, and each other act by or relating to, any party required as a condition of Mortgagor’s execution, delivery or performance of this Mortgage (including any shareholder or board of directors or similar approvals) has been duly obtained and is in full force and effect and no other action is required under its Governing Documents or otherwise; and (e) Mortgagor has the power and authority to transact the business in which it is engaged and is duly licensed or qualified and in good standing in each jurisdiction in which the conduct of its business or ownership of property requires such licensing or such qualifications.

7.    TAXES AND ASSESSMENTS. Unless paid from an escrow established pursuant to Section 8 of this Mortgage, Borrower shall pay all taxes, general and special assessments and other governmental impositions with respect to the Premises before the end of any applicable grace period. Upon written request by Mortgagee, Borrower shall promptly deliver to Mortgagee receipted bills showing payment of all such taxes, assessments and impositions within the applicable grace period. After giving written notice to Mortgagee, Borrower may in good faith contest any tax, general and special assessment or payments-in-lieu thereof and other governmental impositions with respect to the Premises (collectively, the “Imposition”) and permit such Imposition to remain unpaid during the period under any such contest provided that (a) Borrower shall deposit with Mortgagee sums sufficient to pay such contested Impositions and all other non-contested Impositions as and when the same shall come due and payable, (b) Borrower shall deposit with Mortgagee as and when the same shall accrue all late charges, interest and penalties which result from the contest or which would ultimately be payable in the event such contest is unsuccessful, and (c) no portion of the Premises shall be at risk of forfeiture or foreclosure on account of the nonpayment of any amounts under contest or otherwise. If any of the conditions set forth in clauses (a), (b) or (c) of this paragraph shall fail to be satisfied, then Mortgagee may, in its discretion but shall not be required to, pay any such contested Imposition out of Borrower’s said account with Mortgagee or otherwise even if such payment is to prejudice Borrower’s ability thereafter to contest such items.

8.    ESCROW FOR TAXES, ASSESSMENTS AND INSURANCE. Upon request by Mortgagee, Borrower shall pay (a) monthly to Mortgagee on or before the first day of each and every calendar month, until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the yearly taxes, general and special assessments, other governmental impositions and other liens and charges with respect to the Premises to be imposed for the ensuing year, as estimated by Mortgagee in good faith, and annual premiums for insurance on the Premises and (b) an initial payment such that, when such monthly payments are added thereto, the total of such payments will be sufficient to pay such taxes, assessments, impositions and other liens and charges and such insurance premiums on or before the date when they become due. Absent manifest error, Mortgagee’s calculation as to the amount to be paid into Escrow shall be deemed conclusive. So long as no Event of Default (as hereinafter defined) shall have occurred or exists beyond any applicable notice, grace and cure periods, Mortgagee shall hold such payments in trust in an account maintained with Mortgagee without obligation to pay interest thereon, except such interest as may be mandatory by any applicable statute, regulation or other law, to pay, to the extent funds are available, such taxes, assessments, impositions and other liens and charges and such insurance premiums within a reasonable time after they become due; provided, however, that upon the occurrence or existence of any Event of Default beyond any applicable notice, grace and cure periods, Mortgagee may apply the balance of any such payments held to the Indebtedness. If the total of such payments made by Borrower shall exceed the amount of such payments made by Mortgagee, such excess shall be held or credited by Mortgagee for the benefit of Borrower. If the total of such payments made by Borrower shall be less than the amount of such taxes, assessments, impositions and other liens and charges and such insurance premiums, then Borrower shall pay to Mortgagee any amount necessary to make up the deficiency on or before the date when any such amount shall be due.

9.    LEASES. Pursuant to Section 291-f of the New York Real Property Law, Mortgagor shall not, except for the Leaseback Agreement, (a) amend, cancel, abridge, terminate, or otherwise modify any lease of the Premises or of any portion thereof or (b) accept any prepayment of installments of rent to become due thereunder for more than one month in advance, without the prior written consent of Mortgagee, which such consent shall not be unreasonably withheld, conditioned or delayed. No Mortgagor shall make any new lease in place of or any lease renewal or extension of any lease of the Premises or any portion thereof (other than those that Mortgagor as landlord may be required to grant by the terms of an existing lease and other than the Leaseback Agreement) without the prior written consent of Mortgagee, which such consent shall not be unreasonably withheld, conditioned or delayed. Upon request by Mortgagee, Borrower shall promptly furnish to Mortgagee a written statement containing the names and mailing addresses of all lessees of the Premises or of any portion thereof, the terms of their respective leases, the space occupied and the rentals payable thereunder and copies of their respective leases and shall cooperate in effecting delivery of notice of this covenant to each affected lessee.

10.    ASSIGNMENT OF LEASES AND RENTS. Borrower hereby assigns to Mortgagee all existing and future leases of the Premises or any portion thereof (including any amendments, renewals, extensions or modifications thereof) and the

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rents, issues and profits of the Premises including accounts receivable for use of the Premises for hotel or lodging services (“Accounts”), excepting only the Unassigned Rights, as further security for the payment of the Indebtedness, and Borrower grants to Mortgagee the right to enter upon and to take possession of the Premises for the purpose of collecting the same and to let the Premises or any portion thereof, and after payment of each cost and expense (including each reasonable fee and disbursement of counsel to Mortgagee) incurred by Mortgagee in such entry and collection, to apply the remainder of the same to the Indebtedness, without affecting its right to maintain any action theretofore instituted, or to bring any action thereafter, to enforce the payment of the Indebtedness. In the event Mortgagee exercises such rights, it shall not thereby be deemed a mortgagee in possession, and it shall not in any way be made liable for any act or omission except for its gross negligence or intentional misconduct. Borrower shall not assign such leases, rents, issues or profits or any interest therein or grant any similar rights to any other person without Mortgagee’s prior written consent which such consent shall not be unreasonably withheld, conditioned or delayed. Mortgagee hereby waives the right to enter upon and to take possession of the Premises for the purpose of collecting said rents, issues and profits, and Borrower shall be entitled to collect the same, until the occurrence or existence of any Event of Default beyond any applicable notice, grace and cure periods, but such right of Borrower may be revoked by Mortgagee upon the occurrence or existence of any Event of Default beyond any applicable notice, grace and cure periods. Upon the occurrence or existence of any Event of Default beyond any applicable notice, grace and cure periods, Borrower shall pay monthly in advance to Mortgagee, or to any receiver appointed to collect said rents, issues and profits, a fair and reasonable monthly rental value for the use and occupation of the Premises, and upon default in any such payment shall vacate and surrender the possession of the Premises to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings pursuant to Article 7 of the New York Real Property Actions and Proceedings Law. The rights and remedies under this section and any separately recorded assignment of rents and/or leases in favor of Mortgagee shall be cumulative. In the event of any irreconcilable inconsistencies between such agreements and this section, the separately recorded assignment of rents and/or leases shall control.

11.    SECURITY AGREEMENT. This Mortgage constitutes a continuing security agreement under the New York Uniform Commercial Code in effect in the State of New York, as amended from time to time (the “UCC”) granting a lien and security interest in the Premises, as well as all construction contracts, permits, public works agreements, bonds, deposits and payments, relating or appertaining to the Premises and its development to secure the Indebtedness. Mortgagee shall have the right to file in any applicable public office, without the signature of Borrower, any financing statement relating to such items of collateral. Mortgagee shall have each applicable right and remedy of a secured party under the UCC and each applicable right and remedy pursuant to any other law or pursuant to this Mortgage. IT IS INTENDED BY MORTGAGOR AND MORTGAGEE THAT THIS MORTGAGE BE EFFECTIVE AS A FINANCING STATEMENT FILED WITH THE REAL ESTATE RECORDS AS A FIXTURE FILING.

12.    NO TRANSFER. Except as otherwise set forth in the Credit Agreement, Mortgagor shall not, without Mortgagee’s prior written consent, sell, convey or transfer the Premises or any portion thereof or any interest therein or contract to do so, except the Leaseback Agreement and subject to the terms of Rider A attached hereto.

13.    NO SECONDARY FINANCING OR OTHER LIENS. Mortgagor shall not, without Mortgagee’s prior written consent, mortgage, pledge, assign, grant a security interest in or cause any other lien or encumbrance to be made or permit any other lien or encumbrance to exist upon the Premises or any portion thereof except for (a) taxes and assessments not yet delinquent and (b) any mortgage, pledge, security interest, assignment or other lien or encumbrance to Mortgagee or any affiliate or subsidiary of Mortgagee (an “Affiliate”).

14.    COMPLIANCE WITH LAWS. Mortgagor represents and warrants to Mortgagee, and continues to represent and warrant as long as this Mortgage is in effect, as follows: (a) the buildings, structures and other improvements now constituting any portion of the Premises are in full compliance with all applicable statutes, regulations and other laws (including all applicable zoning, building, fire and health codes and ordinances and the Americans With Disabilities Act of 1990, as amended) and all applicable deed restrictions, if any, and is not and shall not be used for any illegal purpose; (b) such compliance is based solely upon Mortgagor’s ownership of the Premises and not upon title to or interest in any other property. Mortgagor shall comply with or cause compliance with all statutes, regulations and other laws (including all applicable zoning, building, fire and health codes and ordinances and the Americans With Disabilities Act of 1990, as amended), all other requirements of all governmental authorities whatsoever having jurisdiction over or with respect to the Premises or any portion thereof or the use or occupation thereof and with all applicable deed restrictions, if any; provided, however, that Mortgagor may postpone such compliance if and so long as the validity or legality of any such requirement or restriction shall be contested by such Mortgagor, with diligence and in good faith, by appropriate legal proceedings and Mortgagee is satisfied that such non-compliance will not impair or adversely affect the value of its security.

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15.    WARRANTY OF TITLE; TITLE INSURANCE. Mortgagor represents and warrants to Mortgagee, and continues to represent and warrant as long as this Mortgage is in effect, that Borrower holds good and marketable title in fee simple absolute to the Premises and Agency has a leasehold interest in the Premises. Upon request by Mortgagee, Borrower shall furnish to Mortgagee at Borrower’s own cost and expense a title insurance policy in the then amount of the Indebtedness, (a) naming Mortgagee as mortgagee, (b) covering the lien on the Premises granted pursuant to this Mortgage, (c) containing no exception not approved by Mortgagee, (d) issued by a title insurance company qualified to do business in the State of New York and satisfactory to Mortgagee and (e) otherwise in form and substance satisfactory to Mortgagee.

16.    CERTAIN RIGHTS AND OBLIGATIONS.

(a)    Mortgagee may take such action as Mortgagee deems appropriate and necessary to protect the Premises, its value, or the status or priority of the lien of this Mortgage, including, without limitation: entry upon the Premises to conduct appraisals or other valuations of the Premises, or to protect the Premises from deterioration or damage, or to cause the Premises to be put in compliance with any governmental, insurance rating or contract requirements; payment of amounts due on liens having priority over this Mortgage; payment of any tax or charge for purposes of assuring the priority or enforceability of this Mortgage; obtaining and/or taking such action so as to maintain uninterrupted insurance on the Premises (including flood insurance); or commencement or defense of any legal action or proceeding to assess or protect the validity or priority of the lien of this Mortgage. On demand, Borrower shall reimburse Mortgagee for all expenses in taking any such action, with interest, and the amount thereof shall be secured by this Mortgage and shall, to the extent permitted by law, be in addition to the maximum amount of the Indebtedness evidenced by the Note.

(b)    Mortgagor authorizes Mortgagee, without notice, demand or any reservation of rights and without affecting this Mortgage, from time to time: (i) to accept from any person or entity and hold additional collateral for the payment of the Indebtedness or any part thereof, and to exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (ii) to accept and hold any endorsement or guaranty of payment of the Indebtedness or any part thereof, and to release or substitute any such obligation of any such Guarantor or any person or entity who has given any collateral as security for the payment of the Indebtedness or any part thereof, or any other person or entity in any way obligated to pay the Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such Guarantor, person or entity; (iii) upon the occurrence of an Event of Default beyond any applicable notice, grace and cure periods, to direct the order or manner of the disposition of any and all collateral and the enforcement of any and all endorsements and guaranties relating to the Indebtedness or any part thereof as Mortgagee, in its sole discretion, may determine; and (iv) upon the occurrence of an Event of Default beyond any applicable notice, grace and cure periods to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness (whether principal, interest, costs and expenses, or otherwise) including if the amount of the Indebtedness secured by this Mortgage is less than the total amount of the obligations under the Note or the Guaranty, to make any such application to such obligations, if any, in excess of the amount of the Indebtedness secured by this Mortgage.

(c)    Notwithstanding the occurrence of an Event of Default, this Mortgage shall remain valid, binding and enforceable: (i) without deduction by reason of any setoff, defense or counterclaim of Mortgagor, Guarantor or Debtor, (ii) without requiring protest or notice of nonpayment or notice of default to Mortgagor, to Guarantor, to Debtor, or to any other person; (iii) without demand for payment or proof of such demand; (iv) without requiring Mortgagee to resort first to Mortgagor or to any other guaranty or any collateral which Mortgagee may hold; (v) without requiring notice of acceptance hereof or assent hereto by Mortgagee; and (vi) without requiring notice that any indebtedness has been incurred or of the reliance by Mortgagee upon this Mortgage; all of which Mortgagor hereby waives.

(d)    The enforceability of this Mortgage shall not be affected by: (i) any failure to perfect or continue the perfection of any security interest in or other lien on any other collateral securing payment of the Indebtedness; (ii) the invalidity, unenforceability, or loss or change in priority of any such security interest or other lien; (iii) any failure to protect, preserve or insure any such collateral; (iv) any defense arising by reason of the cessation from any cause whatsoever of liability of Debtor or any Guarantor; (v) any compromise of any obligation of Mortgagor, Debtor or any Guarantor; (vi) the invalidity or unenforceability of any of the Indebtedness; or (vii) any renewal, extension, acceleration, or other change in the time for payment of, or the terms of the interest on the Indebtedness or any part thereof; all of which Mortgagor hereby waives.

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(e)    If Mortgagee shall receive from or on behalf of Borrower any sum less than the full amount then due and payable, Mortgagee may, but shall not be obligated to, accept the same and, if it elects to accept any such payment, it may without waiving any Event of Default: (i) apply such payment on account of the Indebtedness or any amount payable hereunder, or (ii) hold same or any part thereof, without liability for interest, in a special account and from time to time apply same or any part thereof as specified in subsection (i) of this subsection.

17.    LIEN LAW COVENANT. Mortgagor shall receive the advances secured by this Mortgage and shall hold the right to receive such advances as a trust fund in accordance with the provisions of Section 13 of the New York Lien Law.

18.    APPLICATION OF AND INTEREST ON CONDEMNATION AWARD. Subject to Rider A attached hereto, Mortgagor consents that Mortgagee may retain and apply the proceeds of any award by a condemning authority in satisfaction or reduction of the Indebtedness, whether or not then due and payable, or it may pay the same, wholly or in part, to Mortgagor for the restoration or alteration of the Premises or for any other purpose satisfactory to Mortgagee, without affecting the lien of this Mortgage for the full amount of the Indebtedness before the making of such payment. In the event of the condemnation or taking by eminent domain of the Premises or any portion thereof, Mortgagee shall not be limited to the interest paid on the award by the condemning authority, but shall be entitled to receive out of the award interest on the Indebtedness in accordance with its terms. Notwithstanding the foregoing, any such proceeds or award shall be allocated and administered in accordance with Section 2 of this Mortgage.

19.    APPOINTMENT OF RECEIVER. In addition to any other remedy, upon the occurrence of any Event of Default, Mortgagee, in any action to foreclose this Mortgage, shall be entitled, and Mortgagor hereby consents, without notice or demand and without regard to the adequacy of any security for the Indebtedness or the solvency or insolvency of any person liable for the payment thereof, to the appointment of a receiver of the rents, issues and profits of the Premises. The right of a receiver to enter and take possession of and to manage and operate the Premises, and to collect the rents, issues and profits thereof shall be cumulative to any other rights or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to Mortgagee.

20.    SALE IN ONE OR MORE PARCELS. In case of a foreclosure sale, the Premises may be sold in one or more parcels, any provision of any statute, regulation or other law to the contrary notwithstanding.

21.    ESTOPPEL STATEMENT. Upon request by Mortgagee, Borrower shall furnish to Mortgagee within five (5) days if such request is made in person or within fifteen (15) days if such request is otherwise made a written statement duly acknowledged of the amount of the Indebtedness and whether any offsets or defenses exist against the Indebtedness.

22.    RIGHT TO INSPECT AND EXAMINE. Subject to Rider A attached hereto, upon prior request by Mortgagee, Borrower shall immediately permit Mortgagee and each officer, employee, accountant, attorney and other agent of Mortgagee to enter and inspect, during normal business hereto, the Premises and to examine, audit, copy and extract each record of any Mortgagor relating to the Premises or any portion thereof, provided such access shall not unreasonably interfere with the business operations on the Premises and provided any such access shall be in compliance with all necessary safety precautions.

23.    FINANCIAL STATEMENTS. Borrower shall comply in all respects with Section 6.1 and Article 8 of that certain Sixth Amended and Restated Credit Facility Agreement by and between Mortgagor and Mortgagee dated as of June 4, 2020, as amended from time to time (the “Credit Agreement”).

24.    AUTHORIZATION AND POWER OF ATTORNEY. Subject to Rider A attached hereto, Mortgagee is irrevocably and unconditionally authorized to take, and Borrower irrevocably and unconditionally appoints Mortgagee as the attorney-in-fact of Borrower, with full power of substitution and of revocation, to take, upon the occurrence of an Event of Default beyond any applicable notice, grace and cure periods, in the name of Borrower or otherwise at the sole option of Mortgagee, each action relating to the Premises or any portion thereof that, subject to this Mortgage, Borrower could take in the same manner, to the same extent and with the same effect as if Borrower were to take such action; provided, however, that Mortgagee shall not have the right, pursuant to such authorization or as such attorney-in-fact, to sell or otherwise dispose of the Premises or any portion thereof. Such power of attorney is coupled with an interest in favor of Mortgagee, and shall not be terminated or otherwise affected by the death, disability or incompetence of Borrower.

8     © M&T Bank, 2020

25.    FURTHER ASSURANCES. Promptly upon request by Mortgagee, the Mortgagor shall, and shall cause its affiliates to take such action and execute and deliver to the Mortgagee such additional documents, instruments, certificates, and agreements as the Mortgagee may reasonably request from time to time to effectuate the purposes and intent of the transaction(s) contemplated hereby, including, without limitation, causing any affiliate, entity or series of entities it may create hereafter through merger, division or otherwise, to execute agreements, in form and substance acceptable to the Mortgagee, (i) assuming or guarantying the Mortgagor’s obligations under this Mortgage and all related agreements and (ii) pledging assets to the Mortgagee to the same extent as the Mortgagor.

26.    ENVIRONMENTAL REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION. Borrower represents and warrants, and continues to represent and warrant, with respect to the Premises, as long as this Mortgage is in effect, to Mortgagee that, to the best of Borrower’s knowledge, (a) Borrower and the Premises are in compliance with each statute, regulation or other law and each judgment, order or award of any court, agency or other governmental authority or of any arbitrator (individually an “Environmental Requirement”) relating to the protection of any water, water vapor, land surface or subsurface, air, fish, wildlife, biota or other natural resources or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of any chemical, natural or synthetic substance, waste, pollutant or contaminant (collectively “Regulated Materials”) (except for (i) those Regulated Materials which are used or present in the ordinary course of the Borrower’s business in compliance with all Environmental Requirements and have not been released into the environment after the date hereof in such a manner as to constitute contamination hereunder, and (ii) those Regulated Materials which are naturally occurring on the Premises, but only in such naturally occurring form), (b) Borrower has not been charged with, or has received any notice that Borrower is under investigation for, the failure to comply with any Environmental Requirement, nor has Borrower received any notice that Borrower has or may have any liability or responsibility under any Environmental Requirement with respect to the Premises or otherwise, (c) the Premises have never been used for (i) the storage, treatment, generation, transportation, processing, handling, production or disposal of Regulated Materials, except as permitted by law, (ii) a landfill or other waste disposal site or (iii) military purposes, (d) no underground storage tanks are located on the Premises, (e) the environmental media at the Premises do not contain Regulated Materials beyond any legally permitted level, (f) there has never been any release, threatened release, migration or uncontrolled presence of any Regulated Materials on, at or from the Premises or, to the knowledge of Borrower, within the immediate vicinity of the Premises (except for (i) those Regulated Materials which are used or present in the ordinary course of the Borrower’s business in compliance with all Environmental Requirements and have not been released into the environment after the date hereof in such a manner as to constitute contamination hereunder, and (ii) those Regulated Materials which are naturally occurring on the Premises, but only in such naturally occurring form) and (g) Borrower has not received any notice of any such release, threatened release, migration or uncontrolled presence. Borrower shall not cause or permit the Premises to be used in any way that would result in any of the representations and warranties contained in the preceding sentence to be materially false or misleading at any future time while this Mortgage is in effect. To the extent any such representation or warranty at any time is or becomes false or misleading, Borrower shall promptly notify Mortgagee thereof. If at any time Borrower obtains any evidence or information which suggests that potential environmental problems may exist on, at or about the Premises, Mortgagee may request Borrower, at Borrower’s own cost and expense, to conduct and complete reasonable investigations, studies, sampling and testing with respect to the Premises requested by Mortgagee. Borrower shall promptly furnish to Mortgagee copies of all such investigations, studies, samplings and tests. Borrower shall (a) conduct and complete all such investigations, studies, samplings and testing, and all remedial, removal and other actions necessary with respect to the Premises, in accordance with all applicable Environmental Requirements and promptly furnish to Mortgagee copies of all documents generated in connection therewith and (b) defend, reimburse, indemnify and hold harmless Mortgagee, its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, the violation of, or other liability or responsibility under, any Environmental Requirements, or the release, threatened release, migration or uncontrolled presence of any Regulated Materials on, at or from the Premises including reasonable attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses except to the extent caused by the gross negligence or willful misconduct of Mortgagee. In the event this Mortgage is foreclosed, or Borrower tenders a deed in lieu of foreclosure which Mortgagee agrees to accept, Borrower shall be responsible to deliver the Premises to Mortgagee free of any and all Regulated Materials other than any that are (a) normally used in Borrower’s business and (b) located and maintained thereon in compliance with all applicable Environmental Requirements and in a condition that conforms with all applicable Environmental Requirements. The provisions of this Section 26 shall be in addition to any and all other obligations and liabilities Borrower may have to Mortgagee at common law or any other agreement with Mortgagee, and shall survive the transactions contemplated in this Mortgage and the termination of this Mortgage.

9     © M&T Bank, 2020

27.    EVENTS OF DEFAULT.

(a)    Any of the following events or conditions shall constitute an “Event of Default”: (i) failure by Borrower to pay when due (whether at the stated maturity, by acceleration, upon demand or otherwise) the Indebtedness, or any part thereof, or there occurs any event or condition which after notice, lapse of time or after both notice and lapse of time will permit acceleration of the Indebtedness; or (ii) an “Event of Default” under the Credit Agreement.

(b)    Mortgagee, at its sole election, may declare all or any part of any Indebtedness not payable on demand to be immediately due and payable without demand or notice of any kind upon the happening of any Event of Default beyond applicable notice, grace and cure periods. All or any part of any Indebtedness not payable on demand shall be automatically and immediately due and payable, without demand or notice of any kind, upon the commencement of Borrower’s or Debtor’s bankruptcy if voluntary and upon the lapse of sixty (60) days without dismissal if involuntary, unless an order for relief is entered sooner. The provisions of this paragraph are not intended in any way to affect any rights of Mortgagee with respect to any Indebtedness which may now or hereafter be payable on demand.

(c)    Upon the happening of an Event of Default beyond applicable notice, grace and cure periods, whether or not foreclosure proceedings have been instituted, Borrower shall, upon demand, surrender possession of the Premises to Mortgagee. If Borrower remains in possession of the Premises after the happening of an Event of Default beyond applicable notice, grace and cure periods and demand by Mortgagee, the possession shall be as tenant of Mortgagee and Borrower agrees to pay in advance upon demand to Mortgagee a reasonable monthly rental for the Premises or portion so occupied. Mortgagee may dispossess, by summary proceedings or otherwise, any tenant of Borrower defaulting in the payment of rent. If a receiver is appointed, this covenant shall inure to the benefit of such receiver. Notwithstanding any provision of law to the contrary, Mortgagee may, at its option, foreclose this Mortgage subject to the rights of tenants of the Premises which are subordinate to the lien of this Mortgage.

(d)    If the Indebtedness, as evidenced by a single note or other written instrument shall exceed the amount secured by this Mortgage, or as evidenced by a combination of same that singularly or in part collectively may be less than said secured amount but combined exceed said secured amount, Mortgagee, in any foreclosure hereof, shall have the right to sue and collect the excess in the same action as commenced for the foreclosure hereof, and recover a money judgment for said excess with all the rights attendant thereto, including the issuance of an execution to the Sheriff for collection thereof, and Borrower hereby waives any defense based upon a claim that in doing so, Mortgagee is splitting its cause of action if it seeks to foreclose this Mortgage for part of the Indebtedness and recover at law for another part.

(e)    Upon the happening of an Event of Default, Mortgagee may pursue, take or refrain from pursuing any remedy for collection of the Indebtedness, including foreclosure of this Mortgage.

(f)    Mortgagee may, either with or without entry or taking possession of the Premises as provided in this Mortgage or otherwise, personally or by its agents or attorneys, and without prejudice to the right to bring an action of foreclosure of this Mortgage, take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, the Mortgage, the Guaranty, or in aid of the execution of any power granted in this Mortgage, or for any foreclosure under this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee may elect. Any reference in this Mortgage to an action or right of Mortgagee in regard to or in connection with a “foreclosure proceeding” shall be deemed to include a proceeding under this subsection.

28.    EXPENSES. Borrower shall pay to Mortgagee on written demand all costs and expenses (including reasonable attorneys’ fees and disbursements whether for internal or outside counsel) incurred by Mortgagee in connection with the Indebtedness or the Mortgage including costs of collection, of preserving or exercising any right or remedy of Mortgagee under this Mortgage or any related security agreement or guaranty, of workout or bankruptcy proceedings by or against Borrower, of defending against any claim asserted as a direct or indirect result of the Indebtedness, of any appraisal required by the Mortgagee or of performing any obligation of Mortgagor pursuant to this Mortgage or otherwise (including payment of any amount Borrower is obligated to pay pursuant to this Mortgage and performance of any obligation of Mortgagor pursuant to this Mortgage). Borrower agrees to defend and indemnify Mortgagee from any and all third party claims arising from Mortgagor’s duties as owner and/or occupant of the Premises, and further agrees to pay, upon written demand, any expense that Mortgagee may incur (including reasonable attorneys’ fees and disbursements whether for internal or outside counsel) due to Borrower’s failure to provide appropriate defense and indemnification to Mortgagee in a timely manner. Mortgagee reserves the right to have Borrower pay, upon written demand, administrative fee(s) in regard to any

10     © M&T Bank, 2020

administrative action Mortgagee is required or requested to take including the preparation of discharges, releases or assignments to third parties. Costs and expenses shall accrue interest at the default rate set forth in the Note from the date of demand until payment is actually received by Mortgagee. Each such cost and expense and any interest thereon shall constitute part of the Indebtedness and be secured by this Mortgage and may be added to the judgment in any suit brought by Mortgagee or its agents against Borrower on this Mortgage.

29.    NOTICES. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Mortgagor (at its address on Mortgagee’s records) or to Mortgagee (at the address on page one and separately to Mortgagee officer responsible for Mortgagor’s relationship with Mortgagee). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal service and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Mortgagor and Mortgagee.

30.    LITIGATION. Mortgagor shall promptly notify Mortgagee in writing of any litigation, proceeding, or counterclaim against, or of any investigation of, Mortgagor (or the threat thereof) if: (i) the outcome of such litigation, proceeding, counterclaim, or investigation may materially and adversely affect the finances or operations of Mortgagor or title to, or the value of, any assets secured by the Mortgage or (ii) such litigation, proceeding, counterclaim, or investigation questions the validity of the Note, the Mortgage, the Guaranty or any document executed in connection therewith including any guaranties or any action taken, or to be taken, pursuant to any such documents. Mortgagor shall furnish to Mortgagee such information regarding any such litigation, proceeding, counterclaim, or investigation as Mortgagee shall reasonably request.

31.    NOTICE OF NON-COMPLIANCE. Mortgagor shall notify Mortgagee in writing of any failure by Mortgagor to comply with any provision of the Note, the Mortgage, the Guaranty or any document executed in connection therewith immediately upon learning of such non-compliance, or if any representation, warranty or covenant contained in any such document is no longer true. Borrower shall also immediately notify Mortgagee in writing if there is any material adverse change in any of the information or financial statements supplied to Mortgagee to induce Mortgagee to extend credit to Borrower or if such information or financial statement is required under this Mortgage or any other document executed in connection therewith.

32.    COVENANTS SHALL RUN WITH THE LAND. The covenants contained in this Mortgage shall run with the land and bind Mortgagor, each heir, legal representative, successor and assign of Mortgagor and each subsequent owner, encumbrancer, tenant and subtenant of the Premises or any portion thereof, and shall inure to the benefit of, and be enforceable by, Mortgagee and each successor and assign of Mortgagee.

33.    NONWAIVER BY MORTGAGEE. All rights and remedies of Mortgagee under this Mortgage and its other agreements with Mortgagor are cumulative, and no right or remedy shall be exclusive of any other right or remedy. No single, partial or delayed exercise by Mortgagee or its agents of any right or remedy shall preclude full and timely exercise by Mortgagee or its agents at any time of any right or remedy of Mortgagee without notice or demand, at Mortgagee’s sole option. No course of dealing or other conduct, no oral agreement or representation made by Mortgagee or its agents or usage of trade shall operate as a waiver of any right or remedy of Mortgagee. No waiver of any right or remedy of Mortgagee hereunder shall be effective unless made specifically in writing by Mortgagee. No notice or demand on Mortgagor, Debtor or Guarantor in any case shall entitle Mortgagor, Debtor or Guarantor to any other or further notice in similar or other circumstances.

34.    RIGHT OF SETOFF. If an Event of Default occurs, Mortgagee shall also have the right to setoff against the Indebtedness any property held in a deposit or other account or otherwise owing by Mortgagee including, in any capacity to any Mortgagor, Debtor or Guarantor in any capacity whether or not the Indebtedness or the obligation to pay such moneys owed by Mortgagee is then due, and Mortgagee shall be deemed to have exercised such right of setoff immediately at the time of such election.

35.    TERM; SURVIVAL. The term of this Mortgage and Mortgagor’s obligations hereunder shall continue until the Indebtedness has been fully paid to Mortgagee’s satisfaction. Borrower’s obligation to pay the costs and expenses hereunder shall survive the term of this Mortgage and the entry of any judgment of foreclosure. Mortgagor’s representations, warranties, covenants and agreements shall survive during the term of this Mortgage and shall be presumed to have been

11     © M&T Bank, 2020

relied upon by Mortgagee. If after receipt of any payment of all or any part of the Indebtedness, Mortgagee is for any reason compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, impermissible set-off, or a diversion of trust funds, or for any other reason, then the Indebtedness shall not be deemed to be fully paid, and this Mortgage shall continue in full force notwithstanding any contrary action which may have been taken by Mortgagee in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Mortgagee’s rights under this Mortgage and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

36.    USA PATRIOT ACT NOTICE. Mortgagee hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act (“Patriot Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Mortgagee to identify Borrower in accordance with the Patriot Act.  Borrower agrees to, promptly following a request by Mortgagee, provide all such other documentation and information that Mortgagee requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

37.    MISCELLANEOUS. This Mortgage is absolute and unconditional. This Mortgage and all documents, including the Note, any Guaranty and any other document required to be executed by Borrower or Guarantor in connection with the transaction contemplated hereby constitute the entire agreement and understanding between the parties hereto with respect to such transaction and supersedes all prior negotiations, courses of dealing, understandings, and agreements between such parties with respect to such transactions. This Mortgage is a binding obligation enforceable against Mortgagor and its heirs and legal representatives and its successors and assigns and shall inure to the benefit of Mortgagee and its successors and assigns. Any reference herein to “Mortgagee” shall be deemed to include and apply to every subsequent holder of this Mortgage and any reference herein to “Mortgagor”, “Debtor” or “Guarantor” shall include: (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which the Premises shall have been transferred; (ii) in the case of a partnership Debtor, Mortgagor or Guarantor (as the case may be) any new partnership which shall have been created by reason of the admission of any new partner or partners therein, or by reason of the dissolution of the existing partnership by voluntary agreement or the death, resignation or other withdrawal of any partner; and (iii) in the case of a corporate or limited liability company, Debtor, Mortgagor or Guarantor (as the case may be) any other entity into or with which Debtor, Mortgagor or Guarantor (as the case may be) shall have been merged, consolidated, reorganized, or absorbed. It is the intent of Mortgagor and Mortgagee that the provisions of this Mortgage, other than those included in the New York statutory form of mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions contained in such statutory form. Unless the context otherwise clearly requires, references to plural includes the singular and references to the singular include the plural; the word “or” has the inclusive meaning represented by the phrase “and/or”; the word “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and captions or section headings are solely for convenience and not part of the substance of this Mortgage. Any representation, warranty, covenant or agreement herein shall survive execution and delivery of this Mortgage and shall be deemed continuous. Each provision of this Mortgage shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If any provision nevertheless is held invalid, the other provisions shall remain in effect. Mortgagor agrees that in any legal proceeding, a photocopy of this Mortgage kept in Mortgagee’s course of business may be admitted into evidence as an original.

38.    JOINT AND SEVERAL. Subject to Rider A attached hereto, if there is more than one Mortgagor, each of them shall be jointly and severally liable for all amounts and obligations which become due or should be performed under this Mortgage and the term “Mortgagor” shall include each as well as all of them.

39.    GOVERNING LAW; JURISDICTION. This Mortgage has been delivered to and accepted by Mortgagee and will be deemed to be made in the State of New York. This Mortgage will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules. MORTGAGOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN MONROE COUNTY, NEW YORK AND CONSENTS THAT MORTGAGEE MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT MORTGAGOR’S RESPECTIVE ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS MORTGAGE WILL PREVENT MORTGAGEE FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST MORTGAGOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF MORTGAGOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Mortgagor acknowledges and agrees that the venue provided above is the most convenient

12     © M&T Bank, 2020

forum for both Mortgagee and Mortgagor. Mortgagor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Mortgage.

40.    WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY EACH WAIVE ANY RIGHT TO TRIAL BY JURY THEY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS MORTGAGE OR THE TRANSACTIONS RELATED THERETO. MORTGAGOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF MORTGAGEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT MORTGAGEE WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. MORTGAGOR ACKNOWLEDGES THAT MORTGAGEE HAS BEEN INDUCED TO ACCEPT THIS MORTGAGE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

[NO FURTHER TEXT; SIGNATURE PAGE FOLLOWS]

13     © M&T Bank, 2020

IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor the day and year first above written.

IEC ELECTRONICS CORP.

By: /s/ Thomas L. Barbato
Name: Thomas L. Barbato
Title: Chief Financial Officer

COUNTY OF MONROE INDUSTRIAL DEVELOPMENT AGENCY

By: /s/ Ana J. Liss
Name: Ana J. Liss
Title: Executive Director

ACKNOWLEDGMENTS

STATE OF NEW YORK )
                             : SS.
COUNTY OF _________ )

On the _________ day of February, in the year 2021, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

___________________________________________
    Notary Public

STATE OF NEW YORK )
                             : SS.
COUNTY OF _________ )

On the _________ day of February, in the year 2021, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

___________________________________________
    Notary Public

    © M&T Bank, 2020

Schedule A
Legal Description

            © M&T Bank, 2020

Rider “A”
to
Mortgage dated as of March 1, 2021
Executed and Delivered by
IEC Corporations Corp. (the “Borrower”)
and County of Monroe Industrial Development Agency (the “Agency”)
to
M&T Bank (the “Mortgagee”)

The terms, conditions and provisions of this Rider A to Mortgage are incorporated into the Mortgage and made a part thereof.
Section 1.    No Recourse Against Agency.

    (a)    The obligations and agreements of the Agency contained herein and in any other instrument or document executed in connection herewith, and any other instrument or document supplemental thereto or hereto, shall be deemed the obligations and agreements of the Agency, and not of any member, officer, agent or employee of the Agency in his/her individual capacity, and the members, officers, agents and employees of the Agency shall not be liable personally hereon or thereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or of any transaction contemplated hereby or thereby. The Mortgagee will not look to the Agency or any principal, member, director, officer or employee of the Agency with respect to the Indebtedness evidenced by this Mortgage or any covenant, stipulation, promise, agreement or obligation contained herein. In enforcing its rights and remedies under this Mortgage, the Mortgagee will look solely to the Premises and/or the Borrower for the payment of the Indebtedness secured by this Mortgage and for the performance of the provisions hereof.

    (b)    The obligations and agreements of the Agency contained herein shall not constitute or give rise to an obligation of the State of New York or Monroe County, New York, and neither the State of New York nor Monroe County, New York shall be liable hereon or thereon, and further, such obligations and agreements shall not constitute or give rise to a general obligation of the Agency, but rather shall constitute limited obligations of the Agency, payable solely from the revenues of the Agency derived and to be derived from the sale or other disposition of the Facility (as defined in the Leaseback Agreement) (except for revenues derived by the Agency with respect to the Unassigned Rights, as defined in the Leaseback Agreement).

    (c)    No order or decree of specific performance with respect to any of the obligations of the Agency hereunder shall be sought or enforced against the Agency unless (i) the party seeking such order or decree shall first have requested the Agency in writing to take the action sought in such order or decree of specific performance, and ten (10) days shall have elapsed from the date of receipt of such request, and the Agency shall have refused to comply with such request (or, if compliance therewith would reasonably be expected to take longer than ten (10) days, shall have failed to institute and diligently pursue action to cause compliance with such request) or failed to respond within such notice period, (ii) if the Agency refuses to comply with such request and the Agency's refusal to comply is based on its reasonable expectation that it will incur fees and expenses, the party seeking such order or decree shall place, in an account with the Agency, an amount or undertaking sufficient to cover such reasonable fees and expenses, and (iii) if the Agency refuses to comply with such request and the Agency's refusal to comply is based on its reasonable expectation that it or any of its members, officers, agents or employees shall be subject to potential liability, the party seeking such order or decree shall agree to indemnify and hold harmless the Agency and its members, officers, agents and employees against all liability expected to be incurred as a result of compliance with such request.

    Section 2. Hold Harmless Provisions.

    (a)    The Borrower agrees that the Agency, its directors, members, officers, agents and employees shall not be liable for and agrees to defend, indemnify, release and hold the Agency, its directors, members, officers, agents and employees harmless from and against any and all (i) liability for loss or damage to property or injury to or death of any and all persons that may be occasioned by, directly or indirectly, any cause whatsoever pertaining to the Facility or arising by reason of or in connection with the use thereof or under this Mortgage or (ii) liability arising from or expense incurred by the Agency's acquiring, renovating, equipping, owning and leasing of the Facility, including without limiting the generality of the foregoing, all claims arising from the breach by the Borrower of any of its covenants contained herein and all causes of action and reasonable attorneys' fees and any other expenses incurred in defending any claims, suits or actions which may arise as a result of any of the foregoing, provided that any such losses, damages, liabilities or expenses of the Agency are not incurred or do not result from the gross negligence or intentional or willful wrongdoing of the Agency or any of its directors, members, officers, agents or employees. The foregoing indemnities shall apply notwithstanding the fault or negligence on the part of the Agency, or any of its members, directors, officers, agents or employees and irrespective of the breach of a statutory obligation or the application of any rule of comparative or apportioned liability. The foregoing indemnities are limited only to the extent of any prohibitions imposed by law.

    (b)    Notwithstanding any other provisions of this Mortgage, the obligations of the Borrower pursuant to this Section shall remain in full force and effect after the termination of this Mortgage until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action or prosecution relating to the matters herein described may be brought and payment in full or the satisfaction of such claim, cause of action or prosecution relating to the matters herein described and the payment of all reasonable expenses and charges incurred by the Agency, or its respective members, directors, officers, agents and employees, relating to the enforcement of the provisions herein specified.

    (c)    In the event of any claim against the Agency or its members, directors, officers, agents or employees by any employee or contractor of the Borrower or anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, the obligations of the Borrower hereunder shall not be limited in any way by any limitation on the amount or type of damages, compensation, disability benefits or other employee benefit acts.

    Section 3.    “Unassigned Rights”. Notwithstanding anything else contained herein to the contrary, it is agreed and understood that the Agency has not assigned its interest in the Unassigned Rights as defined in the Leaseback Agreement and, specifically, the Unassigned Rights of Section 9.11 thereof.

    Section 4.    Recordation of Mortgage. The Agency will record or cause this Mortgage to be recorded in the office of the Monroe County Clerk and will pay, or cause to be paid, all documentary stamp taxes, if any, which may be imposed by the United States of America or any agency thereof or by the State of New York or other governmental authority upon this Mortgage.

[NO FURTHER TEXT; SIGNATURE PAGE FOLLOWS]

    2     © M&T Bank, 2020

IN WITNESS WHEREOF, this Rider has been duly executed on the day and year first above written.

IEC ELECTRONICS CORP.

By: /s/ Thomas L. Barbato
Name: Thomas L. Barbato
Title: Chief Financial Officer

COUNTY OF MONROE INDUSTRIAL DEVELOPMENT AGENCY

By: /s/ Ana J. Liss
Name: Ana J. Liss
Title: Executive Director

ACKNOWLEDGMENTS

STATE OF NEW YORK )
                             : SS.
COUNTY OF _________ )

On the _________ day of February, in the year 2021, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

___________________________________________
    Notary Public

STATE OF NEW YORK )
                             : SS.
COUNTY OF _________ )

On the _________ day of February, in the year 2021, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

___________________________________________
    Notary Public

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